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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                FEBRUARY 15, 2000
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                        (Date of earliest event reported)


                            ONHEALTH NETWORK COMPANY
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             (Exact name of registrant as specified in its charter)


                         Commission file number: 0-22212

                 WASHINGTON                              41-1686038
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(State of  incorporation or  organization)   (IRS Employer  Identification No.)



             808 HOWELL STREET, SUITE 400 SEATTLE, WASHINGTON 98101
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                    (Address of principal executive offices)


                                 (206) 583-0100
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              (Registrant's telephone number, including area code)
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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

                  On February 15, 2000, Healtheon/WebMD Corporation, a Delaware corporation ("HEALTHEON/WEBMD"), Tech Acquisition Corporation, a Washington corporation and wholly-owned subsidiary of Healtheon/WebMD ("MERGER CORP") and OnHealth Network Company, a Washington corporation ("ONHEALTH") entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"), providing for the acquisition of OnHealth by Healtheon/WebMD through the merger of OnHealth with and into Merger Corp, with OnHealth as the surviving corporation and thus becoming a wholly owned subsidiary of Healtheon/WebMD (the "MERGER"). Pursuant to the Merger Agreement, each share of common stock of OnHealth issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive .189435 shares of common stock of Healtheon/WebMD.

                  Consummation of the Merger is subject to certain conditions, including (i) approval by the stockholders of OnHealth and (ii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  In connection with the Merger, the stockholders and option holders of OnHealth set forth in the table below have entered into voting agreements, dated as of February 15, 2000, pursuant to which such persons agree to vote in favor of adopting the Merger Agreement and approving the Merger and grant irrevocable proxies to Jeffrey T. Arnold, Chief Executive Officer of Healtheon/WebMD, W. Michael Long, Chairman and Chief Operating Officer of Healtheon/WebMD, Robert Draughon, Vice President of Healtheon/WebMD, and Jack Dennison, Vice President of Healtheon/WebMD, or any one of them, to vote their shares in favor of adopting the Merger Agreement and approving the Merger.

       --------------------------- ------------------- -------------------------
                                                        PERCENTAGE OF ONHEALTH
            STOCKHOLDER             NUMBER OF ONHEALTH    VOTING SECURITIES
          OR OPTIONHOLDER           SHARES OR OPTIONS     BENEFICIALLY OWNED(1)
       --------------------------- ------------------- -------------------------
       --------------------------- ------------------- -------------------------

       Jon C. Baker                        547,150                 2.04%

       --------------------------- ------------------- -------------------------
       --------------------------- ------------------- -------------------------

       Van Wagoner Funds, Inc.           9,823,650                36.61

       --------------------------- ------------------- -------------------------
       --------------------------- ------------------- -------------------------

       David R. Wilmerding                 675,150                 2.52

       --------------------------- ------------------- -------------------------
       --------------------------- ------------------- -------------------------

       Michael A. Brochu                   280,000                 1.04

       --------------------------- -------------------- ------------------------
       --------------------------- -------------------- ------------------------

       Rebecca Farwell                     455,000                  1.7

       --------------------------- -------------------- ------------------------
       --------------------------- -------------------- ------------------------

       Robert N. Goodman                 1,550,000                 5.78

       --------------------------- --------------------- -----------------------
       --------------------------- --------------------- -----------------------

       Ann Kirschner                        80,000                  .30

       --------------------------- --------------------- -----------------------
       --------------------------- --------------------- -----------------------

       Ram Shriram                          80,000                  .30

       --------------------------- --------------------- -----------------------
       --------------------------- --------------------- -----------------------

       Ronald Stevens                      200,000                  .75

       --------------------------- --------------------- -----------------------
       --------------------------- --------------------- -----------------------

       Rick Thompson                        80,000                  .30

       --------------------------- --------------------- -----------------------

         (1) Assuming acceleration and exercise of all options to acquire Healtheon voting securities held by persons executing the voting agreement at an exercise price less than the price per Healtheon share in the Merger Agreement.


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                  A copy of the Merger  Agreement is attached  hereto as Exhibit
         2.1 and is hereby incorporated by reference in its entirety. A copy of the Voting Agreement is attached hereto as Exhibit 9.1 and is hereby incorporated by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (c) Exhibits

         The following exhibits are filed herewith:


                  2.1      Agreement and Plan of Merger dated  February 15, 2000
                           by  and  among  Healtheon/WebMD   Corporation,   Tech
                           Acquisition Corporation and OnHealth Network Company

                  9.1 Voting Agreement dated February 15, 2000 executed by Healtheon/WebMD Corporation, Tech Acquisition Corporation and OnHealth Network Company and Jon C. Baker, Van Wagoner Funds, Inc., David R. Wilmerding, Michael A. Brochu, Rebecca Farwell, Robert N. Goodman, Ann Kirschner, Ram Shriram, Ronald Stevens and Rick Thompson.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              OnHealth Network Company

Date: February 18, 2000                       By: \S\ RON STEVENS
                                                  ------------------------------
                                                   Ron Stevens
                                                   Chief Financial Officer






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